Celanese Corporation
December 2009

Forward Looking Statements, Reconciliation and Use of Non-
GAAP Measures to U.S. GAAP
 Forward-Looking Statements
  This presentation may contain “forward-looking statements,” which include information concerning the company’s plans, objectives, goals, strategies, future revenues or performance, capital expenditures, financing needs and other information that is not historical information. When used in this release, the words “outlook,” “forecast,” “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,”
 “believes,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the company will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements contained in this release. Numerous factors, many of which are beyond the company’s control, could cause actual results to differ materially from those expressed as forward-looking statements. Certain of these risk factors are discussed in the company’s filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances.
 Reconciliation of Non-U.S. GAAP Measures to U.S. GAAP
  This presentation reflects five performance measures, operating EBITDA, affiliate EBITDA, adjusted earnings per share, net debt and adjusted free cash flow, as non-U.S. GAAP measures. The most directly comparable financial measure presented in accordance with U.S. GAAP in our consolidated financial statements for operating EBITDA is operating profit; for affiliate EBITDA is equity in net earnings of affiliates; for adjusted earnings per share is earnings per common share-diluted; for net debt is total debt; and for adjusted free cash flow is cash flow from operations.
 Use of Non-U.S. GAAP Financial Information
 ►Operating EBITDA, a measure used by management to measure performance, is defined as operating profit from continuing operations, plus equity in net earnings from affiliates, other income and depreciation and amortization, and further adjusted for other charges and adjustments. We may provide guidance on operating EBITDA and are unable to reconcile forecasted operating EBITDA to a U.S.GAAP financial measure because a forecast of Other Charges and Adjustments is not practical. Our management believes operating EBITDA is useful to investors because it is one of the primary measures our management uses for its planning and budgeting processes and to monitor and evaluate financial and operating results. Operating EBITDA is not a recognized term under U.S. GAAP and does not purport to be an alternative to operating profit as a measure of operating performance or to cash flows from operating activities as a measure of liquidity. Because not all companies use identical calculations, this presentation of operating EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, operating EBITDA is not intended to be a measure of free cash flow for management’s discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements nor does it represent the amount used in our debt covenants.
 ►Affiliate EBITDA, a measure used by management to measure performance of its equity investments, is defined as the proportional operating profit plus the proportional depreciation and amortization of its equity investments. Affiliate EBITDA, including Celanese Proportional Share of affiliate information on Table 8, is not a recognized term under U.S. GAAP and is not meant to be an alternative to operating cash flow of the equity investments. The company has determined that it does not have sufficient ownership for operating control of these investments to consider their results on a consolidated basis. The company believes that investors should consider affiliate EBITDA when determining the equity investments’ overall value in the company.
 ►Adjusted earnings per share is a measure used by management to measure performance. It is defined as net earnings (loss) available to common shareholders plus preferred dividends, adjusted for other charges and adjustments, and divided by the number of basic common shares, diluted preferred shares, and options valued using the treasury method. We may provide guidance on an adjusted earnings per share basis and are unable to reconcile forecasted adjusted earnings per share to a GAAP financial measure without unreasonable effort because a forecast of Other Items is not practical. We believe that the presentation of this
 non-U.S. GAAP measure provides useful information to management and investors regarding various financial and business trends relating to our financial condition and results of operations, and that when U.S.
 GAAP information is viewed in conjunction with non-U.S. GAAP information, investors are provided with a more meaningful understanding of our ongoing operating performance. This non-U.S. GAAP information is not intended to be considered in isolation or as a substitute for U.S. GAAP financial information.
 ►The tax rate used for adjusted earnings per share approximates the midpoint in a range of forecasted tax rates for the year, excluding changes in uncertain tax positions, discrete items and changes in management’s assessments regarding the ability to realize deferred tax assets. We analyze this rate quarterly and adjust if there is a material change in the range of forecasted tax rates; an updated forecast would not necessarily result in a change to our tax rate used for adjusted earnings per share. The adjusted tax rate is an estimate and may differ significantly from the tax rate used for U.S. GAAP reporting in any given reporting period. It is not practical to reconcile our prospective adjusted tax rate to the actual U.S. GAAP tax rate in any future period.
 ►Net debt is defined as total debt less cash and cash equivalents. We believe that the presentation of this non-U.S. GAAP measure provides useful information to management and investors regarding changes to the company’s capital structure. Our management and credit analysts use net debt to evaluate the company's capital structure and assess credit quality. This non-U.S. GAAP information is not intended to be considered in isolation or as a substitute for U.S. GAAP financial information.
 ►Adjusted free cash flow is defined as cash flow from operations less capital expenditures, other productive asset purchases, operating cash from discontinued operations and certain other charges and adjustments.
 We believe that the presentation of this non-U.S. GAAP measure provides useful information to management and investors regarding changes to the company’s cash flow. Our management and credit analysts use adjusted free cash flow to evaluate the company’s liquidity and assess credit quality. This non-U.S. GAAP information is not intended to be considered in isolation or as a substitute for U.S. GAAP financial information.

 Results Unaudited
 The results presented in this presentation, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management.
 Quarterly results should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year.

Celanese
($ million)
2008 Revenue:   $6,823
2008 Operating EBITDA: $1,169
2009 3Q YTD Revenue: $3,694
2009 3Q YTD Op. EBITDA: $620
Consumer Specialties
2008 Revenue: $1,155
2008 Operating EBITDA: $293
2009 3Q YTD Revenue: $817
2009 3Q YTD Op. EBITDA: $283
Advanced Engineered
Materials
2008 Revenue: $1,061
2008 Operating EBITDA: $170
2009 3Q YTD Revenue: $569
2009 3Q YTD Op. EBITDA: $84
Industrial Specialties
2008 Revenue: $1,406
2008 Operating EBITDA: $117
2009 3Q YTD Revenue: $745
2009 3Q YTD Op. EBITDA: $90
Acetyl Intermediates
2008 Revenue: $3,201
2008 Operating EBITDA: $676
2009 3Q YTD Revenue: $1,860
2009 3Q YTD Op. EBITDA: $229
Strong financial performance in a challenging year
Celanese diversified portfolio delivers
shareholder value through leading franchises

	Portfolio Characteristics	Financial Impact
Advanced Engineered Materials (Engineered Thermoplastics and Polymers)	► Industry-leading technology ► Strong product pipeline	► Higher growth ► Margin expansion
Consumer Specialties (Acetate Flake and Tow, High Intensity Food Sweetener)	► Stable cash generation ► Industry-leading partnerships in Asia	► Cash flow ► Stable
Acetyl Intermediates (Acetic Acid, Vinyl Acetate Monomer, Acetyl Derivatives)	► A global leader ► Advantaged technology ► Superior cost position	► Capital efficient ► More stable EBITDA
Industrial Specialties (Vinyl Emulsions and Polymers)	► Upstream integration ► Emerging economy opportunities ► Growth through innovation	► Asia growth ► Increased demand for low VOC
Balanced portfolio creates a unique hybrid business model
Portfolio well-positioned to deliver and
execute

Celanese

Earnings Power Expansion

Economic Recovery

► Balanced footprint in key
 regions
► Recovering conditions in key
 end-use industries
► Attractive balance sheet with
 strong cash generation
Geographic
Demand
Capital Structure
► Sustainable fixed spending
 reductions
► Efficient and scalable capital
► Global macro trends driving
 customer growth
Operating
Innovation
 Celanese Advantages Celanese Levers of Value
Increasing the earnings power of the business through multiple levers
Why Celanese? Why Celanese Now?

Celanese

2006 Base
Productivity
Growth
Recessionary Trends
Normalized Trough
Economic Recovery
Operating Lever
Innovation Lever
Recovery

Operating EBITDA
2006 - 2010 Strategic Objectives
$350-400 million
~$1,100 million
$1,600-1,800 million
2009 to “Recovery” Strategic Objectives
$250-350 million
$800-1,000 million
Increased earnings power drives significant
shareholder value

Celanese

Advanced Engineered Materials Operating EBITDA

2006 Base
Productivity
Growth
Recessionary Trends
Normalized Trough
Economic Recovery
Operating Lever
Innovation Lever
Recovery

2006 - 2010 Strategic Objectives
>$100 million
2009 to “Recovery” Strategic Objectives
$70-90 million
Earnings power improvement substantial with initiatives - innovation will play a key role
$400-450 million
$140-160 million
New initiatives increase earnings

Celanese

Excellent Products
Highly engineered polymers- high performance portfolio
Extreme Requirements
Extraordinary Engineering
AEM "Sweet Spot"
Intensive engineering
Highly specification-driven functional parts
Leading-edge technical, industry and application expertise

Precise applications
in complex
environments
Collaborative engineering
right people - right place -
right time
Providing valuable solutions to extreme
requirements

95%
5%
Standard Polymers
High-Performance Polymers (HPP)
Engineering Thermoplastics (ETP)
ABS, SAN, ASA = 3%
PE = 28%
PP = 19%
PET = 7%
PU = 6%
PVC = 14%
PS, EPS = 8%
Range of Products
$1/kg
$100/kg
$10/kg
$3/kg
Price for Performance
PA = 5%
PC = 5%
Value of technology and performance is
differentiated

Key Products	Ticona	DuPont	DSM	Sabic	Solvay	BASF	Major End Uses
Hostaform® Polyacetal Copolymer (POM)	+++	+++	--	--	--	++
Vectra® Liquid Crystal Polymer (LCP)	+++	++	--	--	++	--
GUR® Ultra-high molecular weight polyethylene (UHMW-PE)	++++	--	++	+	--	--
Fortron® Polyphenylensulfide (PPS)	++++	++	+++	++	++	+
Tech Fibers
Connectors
Battery
 Membranes
Filtration
Joint
 Replacements
Auto
Appliances
Fuel
AEM clear leader in key high performance polymers
Product portfolio unmatched in the industry

100
Relative % Specified
0
High Performance
Polyamide
Polypropylene
Polycarbonate

Specification Strength

Value of Specification
Value Delivered
LANXESS
AEM
DuPont
SABIC/PC
BASF
DSM
Solvay
DOW
SABIC/Core
Specification drives sustainable value for high performance polymers
Average Specification by Material Type
Source: Celanese internal estimates
Specification position demonstrates strength
of the franchise

Other 2%
2008 Revenue ~ $1.1 billion
Alternate Fabrication
7%
Transportation
44%
► Fuel systems
► Safety systems
► Mechanical components
Electrical & Electronics
10%
► Consumer electronics
► LED lighting
► Connectors
Consumer & Appliance
12%
► Water purification
► Durable household goods
Industrial
17%
► Fluid handling
► Gearing
► Drug delivery systems
► Medical implants
Medical
8%
► Emissions filtration
► Textiles
Broad range of end-use applications to
targeted value-added niches

Celanese

Active Projects in Development
Project Volume (indexed to 2001)
600
500
400
300
200
100
0
2001
2002
2003
2004
2005
2006
2007
2008
2009E
Automotive
Non-Automotive

Project Pipeline Development
► Continued increases in new
 project opportunities with
 focus on:
 • High-growth end-segments
 • Regional penetration
► Pipeline drivers continue to
 be:
 • Regulatory trends
 • Consumer preferences
 • Geographic shift to adopt
 Western standards
 • Productivity emphasis
Innovation remains a key element to growth trajectory
Robust and balanced pipeline continues to
grow with emphasis on automotive programs

Unique Properties:
 • Inherent lubricity
 • Chemical resistance
 • Long-term fatigue strength
Primary Applications:
 • Automotive fuel systems
 • Consumer appliances
 • Medical delivery devices
 • Fluid handling
Estimated global POM market size is ~$2 Billion*
* At 90% industrial utilization rate
Methanol
POM
Monomer Formation
Polymer Production
Polymer Reaction
+
R
CH2
CH2
O
CH2
CH2
O CH3
Source: Celanese internal estimates
Polyacetal (POM) - key engineered polymer
provides technology platform for continued
growth

48 years of innovative development
1961
1968
1976
1982
1993
1997
1999
2001
2005
Over 48 years of Hostaform® POM production
- innovation through product and application
development
2005
Technology breakthrough drives further innovation…

- Activation of end groups allow for significant enhancement to current Ticona's POM properties

► Filed more than 100 patents for intellectual property protection
Reactive end
groups
R
OCH3
CH2
O
CH2
Standard POM Chain
Non-reactive
end group
R
CH2
O
CH2
R
Significant innovation in POM chemistry
Breakthrough in reactive end group formation
IM POM Chain
Methanol
Monomer Formation
Polymer Production
Polymer Reaction
+
R
CH2
CH2
O
CH2
CH2
O CH3
Impact
Modified
POM
Innovative backbone modification results in
breakthrough new POM product

► Improved impact strength by 75%
► Best in class weldline performance by
 300%
► Higher stiffness (modulus) - Up to 25%
► Reduce cooling times for molded parts
 by 30%
► Elevated heat deflection temperature
Conventional Impact Modified POM
Visible weld
line
NEW Impact Modified POM
No weld line
Significant improvement in polymer performance in end applications and part manufacturability
Innovative technology drives improved impact
performance & weld line strength

Relative Moisture Resistance (%-1)
Impact Performance @ Room Temperature
150
850
30

NEW POM
IM Nylon
Stiffness (Mpa)
Elongation @
Break (%)
330
Impact Performance
@ Cold
Temperature
4
Versatility and reliability to meet all the requirements
New POM product family offers design
freedoms and access to new growth
opportunities

Improvement in POM Technical
Performance
New Ticona
POM Space
Existing
POM Space
Increase weldline strain @ break %
Technology enables additional estimated $500 million application space opportunity
Automotive Applications
► Chemical resistance
► Superior impact & weldline strength
► Elevated heat deflection temperature
Industrial Applications
► Higher stiffness (Modulus)
► Improved slip & wear performance
► Less mold deposit
Consumer Applications
► Design freedom
► Superior impact and weldline strength
Incremental $500 Million
Application Opportunity
Ticona: Growing application space through
innovation

Global Automotive Trends
	Regulatory		Consumer		Manufacturing
	Emissions	Fuel Efficiency	Adoption of Western Standards	“Green” Initiatives	Global Platforms	Productivity
North America	✓	✓		✓	✓	✓
Europe	✓	✓		✓	✓	✓
Asia	✓		✓	✓		✓
Indifferent to producer, model or manufacturing location…
AEM delivers solutions globally
Changing automotive environment favors
high performance plastics

Efficient
engines
Hybrid-
engine
systems
Alternative
fuels
Metal
replacement
✓
Ticona high
temperature polymers
for turbo-charged
engines
Ticona polymers in
hybrid vehicle
systems
New Hostaform® POM
products meet more
aggressive conditions in
fuel delivery systems
Ticona portfolio for
components in door
module
✓
✓
✓
Ticona is well-positioned to capitalize
on growth opportunities

Celanese

$ million
120
100
80
60
40
20
0
2003
2004
2005
2006
2007
2008

AEM Portfolio Products Estimated Available Segment Size in kT
1,000
500
0
Ticona Share
2008
Target

Asia Sales for Ticona Global Portfolio
Ticona Key Products - Asia Trajectory
Asia segment size (est.)
CE share (est.)
Source: Form 10-K, Celanese internal estimates
We are making progress in Asia… and the
platform is in place to capture growth

Automotive Opportunity
► Current “best-in-class”
 translation to all models
 yields translation
 opportunity
► Westernization of current
 China production drives
 China opportunity
► Successful
 commercialization of
 application R&D creates
 pipeline opportunity
3.0
Total AEM
Today
Total
Competitors
Today
Translation
China
Pipeline
Total
Opportunity
Significant opportunities exist in ~$3 billion industry space
AEM: Application development creates
current - and future - opportunities

Celanese

1,000
750
500
CAGR ~2%
2008
2009E
2010E
2011E
2012E
2013E

600
500
400
300
200
100
0
CAGR ~4%
CAGR ~1%
2008
2013E
2008
2013E

kT
kT
Source: Celanese internal estimates
Well-positioned for growth in China with the right partner
China
ROW
Chinese Imports
Chinese Domestic
Production
Worldwide Tow Demand
Tow Demand Growth
Acetate Tow demand in China will drive
worldwide growth

Productivity Driven
Tax Rate
Represents approximately $1.00 per share in
2010 earnings improvement
2010 Earnings Improvement
 ► AEM: Destocking complete
 ► CS: Sustain performance
 ► AI: Technology, 2009 FIFO effect
 ► IS: Asia growth focus
 ► Pardies & Cangrejera closures
 ► Other manufacturing realignment
 ► SG&A realignment
 ► Sustain lower tax rate
 ► Benefits of manufacturing and
  administrative restructuring
 ► Cash taxes rate expected
  to be similar
Volume Driven
$80 - $100
At least $100
Low 20% range
vs. 29%
 $ in millions

Celanese

Earnings Power Expansion

Economic Recovery

Why Celanese? Why Celanese Now?
Significant value upside over current share price
Geographic
Demand
Capital Structure
Operating
Innovation
Track record
of execution
High return
opportunities
► $1.6-1.8 billion recovery
 earnings
► Rapid earnings growth of
 the current base -
 $1.00/share growth in
 2010
► Over $2 billion of cash
 generation through 2014
► Returns continue to
 exceed weighted
 average cost of capital
► More stable earnings
 profile
 Levers of Value Shareholder Value

Celanese Corporation
December 2009

Celanese Global Manufacturing Locations
All values shown in kT per year
Singapore
Acid = 600
VAM = 210
Esters = 130
Frankfurt, Germany
VAM = 285
Esters = 40
Tarragona, Spain
VAM = 200
Bay City, TX
VAM = 300
Clear Lake, TX
Acid = 1,200
VAM = 310
Cangrejera,
Mexico
Anhydride = 90
Esters = 105
VAM = 115
Pardies, France
(announced closure)
Acid = 440
VAM = 150
Nanjing, China
Acid = 1,200
(expansion)
VAM = 300
Anhydride = 100
► Utilization of all
 global Celanese
 acetic acid and
 downstream sites to
 meet global customer
 needs
► Ensure all Celanese
 sites have a leading
 cost structure
► Strategy to remove
 high cost facilities
Roussillon, France
Anhydride = 30
Celanese well-positioned globally to meet changing demand landscape
Pampa, TX
(site closed)
Acid = 290
Anhydride = 145
Esters = 60
Leading global footprint positioned to meet
customer demand

Company	Capacity	2007	2008	2009	2010	2011
BP / Sinopec	550 kt
Sipchem	430 kt
Sopo (expansion)	600 kt
Wujing (expansion)	500 kt
Yangkuang Cathay	350 kt
Henan Shunda	200 kt					HC
Tianjin Bohei	200 kt					HC
Hualu Hensheng	200 kt					HC
Henan Yima	200 kt
Yunan Yunwei	200 kt
Kingboard	400 kt
A
A
A
A
A
A
A
A
X
X
X
X
X
X
X
X
X
Company Announced Startup
Current Update
A
CE 2005 Update
SU = Actual plant startup
X
CE 2006 Update
HC = Highest Cost
X
CE 2007 Update
X
X
X
X
X
X
X
SU
X
SU
Viability of many higher cost projects is in question
1Celanese internal analysis and opinion
?
A
SU
X
A
A
?
Timing in question
Timing in question
Forecast Capacity Expansions1
Delays in project startups likely to continue

Celanese

$ per ton
AvgNon-China
MeOH Carbonylation
2009/2011E
Demand

- Reinvestment economics challenged for non-leading technologies

► Majority of planned
 capacity additions and
 expansions may be
 disadvantaged
2009/2011E Acetic Acid Cost Curve (kT)
By Prod
Avg Other Leading
Technology
Effective Industry Utilization Rates
Ethylene
Highest Cost
China MeOH
Ethanol
Average Celanese
Lower Cost
China MeOH
Source: Celanese internal estimates
Pricing for CE to
earn >15% EBITDA
AI: New capacity not expected to impact
Celanese’s advantaged position
on the cost curve

Celanese

Indicative Pricing minus Raw Materials
High Cost MeOH Carbonylation
Lower Cost MeOH Carbonylation
Other Leading MeOH Carbonylation
Celanese AOPlus®
Celanese AOPlus®2

0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
Return on Invested Capital
Source: Celanese internal estimates; available public data
AI: Celanese is able to achieve >15% ROIC
when others are not able to profitably reinvest
Recent Peak Pricing $600-700
Current Pricing $350-400
Return on Invested Capital vs. Acetic Acid Margin

Celanese

Acetic Acid Announced Capacity Additions 2009-2011[1]
Other Leading MeOH 20%
Celanese 12%
Higher Cost China MeOH 20%
Lower Cost China MeOH 48%

- Facilities under construction anticipated to be completed and started up
- ~70% of announced capacity additions will have difficulty covering variable cost
- Pressure will be on uncompetitive projects that have not made significant progress

Majority of announced capacity additions challenged in today’s pricing environment
1Source: Celanese internal estimates, Tecnon 2008. Based on nameplate capacity
Disadvantaged technology
Significant differentiation in technology of
announced expansions

Available Cash
Cash (as of 9/30/2009)	$1,293
Kelsterbach Spending	~($300)
Operating Cash	~($300)
Cash Available for Strategic Purposes	~$700
► Ticona Kelsterbach relocation
 cash flow neutral through end of
 2010
► Expect to continue to generate
 positive free cash flow
Significant cash available after anticipated cash commitments
$ million
Positive cash generation and portfolio
improvements enhance our cash position

Celanese

Annual Capital ($ million)
300
200
100
0
2004
2005
2006
2007
2008

Balance for “high return” productivity and capital efficient growth
Note: Not including Kelsterbach plant relocation
Maintain Plant
Other Growth
Nanjing
Productivity
Capital Spending by Category
Efficient use of cash

Operating EBITDA
Normalized Peak Conditions
Normalized Trough Conditions

*Starting from an Operating EBITDA base
Positive cash generation even in normalized trough
Normalized Trough
18 - 20%
18 - 20%
8 - 10%
8 - 10%
22 - 25%
22 - 25%
18 - 20%
18 - 20%
21 - 23%
21 - 23%
10 - 12%
10 - 12%
13 - 15%
13 - 15%
20 - 22%
20 - 22%
Industrial Specialties
Acetyl Intermediates
Advanced Engineered Materials
Consumer Specialties
Other Activities
$800-1,000
million
2009E Cash Flow Guidance
$ in millions	2009E2
Cash Taxes	$40 - $50
Capital Expenditures	$165 - $175
Reserve/Other	$80 - $90
Net Interest	$200 - $210
Pension	$40 - $50
Adjusted Free Cash Outflows	$525 - $575
Dividends / Debt Service	$75 - $100
Total Cash Outflows	$600 - $675
Hybrid portfolio well positioned in peak or
trough conditions

Celanese

70
55
40
25
10
-5
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09

150
125
100
75
50
25
0
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09

45
30
15
0
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09

300
225
150
75
0
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09

Acetyl Intermediates
Industrial Specialties
Advanced Engineered Materials
Consumer Specialties
JVs Dividends
PVOH Divesture
3Q 2009
Segment Operating EBITDA Recovery

Celanese

Current Sources of Liquidity

Current Debt Obligations

Term Loan - $2.8 billion
Other Debt Obligations - $775 million
Cash - $1.3 billion
Net Debt - $2.3 billion
Revolver - $600 million
Cost
Stability
Flexibility
Structure Characteristics
Primary Components
Solid liquidity position and covenant-lite term loan create
advantaged capital structure
Credit Linked Facility - $136 million
Celanese capital structure

Reg G: Reconciliation of Operating EBITDA

Celanese

Segment Data and Reconciliation of Operating Profit (Loss) to Operating EBITDA - a Non-U.S. GAAP Measure

(in $ millions)	Three Months Ended September 30, 2009	Three Months Ended September 30, 2008	Nine Months Ended September 30, 2009	Nine Months Ended September 30, 2008
Net Sales				
Advanced Engineered Materials	220	272	569	866
Consumer Specialties	271	295	817	869
Industrial Specialties	236	378	745	1,129
Acetyl Intermediates	666	1,056	1,860	3,219
Other Activities [1]	-	-	1	1
Intersegment eliminations	(89)	(178)	(298)	(547)
Total	1,304	1,823	3,694	5,537
Operating Profit (Loss)				
Advanced Engineered Materials	21	13	2	80
Consumer Specialties	52	42	184	138
Industrial Specialties	44	18	73	55
Acetyl Intermediates	(30)	100	22	425
Other Activities [1]	(22)	(22)	(100)	(106)
Total	65	151	181	592
Equity Earnings, Cost - Dividend Income and Other Income (Expense)				
Advanced Engineered Materials	11	12	26	32
Consumer Specialties	-	1	56	49
Industrial Specialties	-	-	-	-
Acetyl Intermediates	21	33	29	95
Other Activities [1]	1	12	12	17
Total	33	58	123	193
Other Charges and Other Adjustments [2]				
Advanced Engineered Materials	7	1	3	3
Consumer Specialties	3	-	6	1
Industrial Specialties	(26)	3	(18)	11
Acetyl Intermediates	87	13	96	33
Other Activities [1]	(1)	3	13	18
Total	70	20	100	66
Depreciation and Amortization Expense				
Advanced Engineered Materials	17	19	53	58
Consumer Specialties	13	13	37	40
Industrial Specialties	11	15	35	43
Acetyl Intermediates	27	36	82	102
Other Activities [1]	5	2	9	7
Total	73	85	216	250
Operating EBITDA				
Advanced Engineered Materials	56	45	84	173
Consumer Specialties	68	56	283	228
Industrial Specialties	29	36	90	109
Acetyl Intermediates	105	182	229	655
Other Activities [1]	(17)	(5)	(66)	(64)
Total	241	314	620	1,101

[1] Other Activities primarily includes corporate selling, general and administrative expenses and the results from captive insurance companies.

[2] *See Table 7.*

Celanese

(in $ millions)	2008	2007	2006	2005	2004	2003	2002	2001	2000
	Twelve months ended December 31,								
Net Sales	1,155	1,111	876	839	763	706	683	691	623
Operating Profit(Loss)	190	199	165	128	42	46	64	92	68
Equity Earnings, Cost - Divident Income and Other Income	47	40	24	3	6	4	12	12	10
Other Charges and Adjustments	3	(16)	-	(13)	49	11	10	17	13
Depreciation and Amortization Expense	53	51	39	42	48	65	51	53	54
Operating EBITDA	293	274	228	160	146	126	137	174	146

Reg G: Reconciliation of Consumer
Specialties Operating EBITDA: 2000-2008

Celanese

(in $millions)

Total Celanese	2001
GAAP Operating Profit	(470)
Depreciation & Amortization	372
Special charges & other adjustments	472
Equity Earnings and Other Income(Expe	58
Operating EBITDA	**432**

Reg G: Reconciliation of Celanese Operating
EBITDA: 2001